                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of report: May 8, 2000
                   Newcourt Equipment Trust Securities 1998-2


     A New York            Commission File          I.R.S. Employer
    Corporation            NO. 333-34793             No. 13-7135550


                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 606-3500


Newcourt Equipment Trust Securities 1998-2
Monthly Servicing Report
Determination Date: May 8, 2000                                           Payment Date: May 15, 2000
Collection Period:  April 30, 2000


Item 5.      Other

     I.    Information Regarding the Contracts
         1.  Contract Pool Principal Balance
             a.    Beginning of Collection Period                            $ 755,744,102
             b.    End of Collection Period                                  $ 726,428,220
             c.    Reduction for Collection Period                           $  29,315,882
         2.  Delinquent Scheduled Payments
             a.    Beginning of Collection Period                            $  11,652,546
             b.    End of Collection Period                                  $  12,016,620
         3.  Liquidated Contracts
             a.    Number of Liquidated Contracts                                      245
                   with respect to Collection Period                                   ---
             b.    Required Payoff Amounts of Liquidated Contracts           $   2,211,844
             c.    Total Reserve for Liquidation Expenses                    $           -
             d.    Total Liquidation Proceeds Received                       $     730,982
             e.    Liquidation Proceeds Allocated to Owner Trust             $     632,305
             f.    Liquidation Proceeds Allocated to Depositor               $      98,677
             g.    Current Realized Losses                                   $   1,579,539
         4.  Prepaid Contacts
             a.    Number of Prepaid Contracts with respect                            238
                   to Collection Period                                                ---
             b.    Required Payoff Amounts of Prepaid Contracts              $   2,546,444
         5.  Purchased Contracts (by TCC)
             a.    Number of Contracts Purchased by TCC with                             0
                   respect to Collection Period                                        ---
             b.    Required Payoff Amounts of Purchased Contracts            $           -


  6.  Delinquency Status of Contracts (End of Collection Period)


                         ------------------------------------------------------------------------------
                                                                                  % of Aggregate
                          Number of        % of         Aggregate Required         Required Payoff
                          Contracts      Contracts        Payoff Amounts               Amounts

                         ------------------------------------------------------------------------------

    a.    Current          50,794         90.69%          $ 680,039,573                92.09%
    b.    31-60 days        2,649          4.73%          $  32,838,831                 4.45%
    c.    61-90 days        1,192          2.13%          $  12,946,253                 1.75%
    d.    91-120 days         567          1.01%          $   5,664,628                 0.77%
    e.    120+ days           806          1.44%          $   6,955,555                 0.94%
    f.    Total            56,008        100.00%          $ 738,444,840               100.00%


  7.  Historical Delinquency Experience with Respect to Contracts


      --------------------------------------------------------------------------------------------------------------

                                 % of                % of                        % of                % of
                               Aggregate           Aggregate                  Aggregate            Aggregate
                             Required Payoff     Required Payoff            Required Payoff      Required Payoff
                                Amounts             Amounts                    Amounts              Amounts

            Collection
             Periods      31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due   120+ Days Past Due
      --------------------------------------------------------------------------------------------------------------

           4/30/00                 4.45%             1.75%                 0.77%                  0.94%
           3/31/00                 4.33%             1.68%                 0.82%                  0.90%
           2/29/00                 5.27%             1.81%                 0.85%                  1.13%
           1/31/00                 5.21%             1.73%                 0.97%                  1.06%
           12/31/99                5.36%             1.89%                 1.00%                  1.02%
           11/30/99                5.15%             1.75%                 1.10%                  1.18%
           10/31/99                5.05%             1.91%                 1.04%                  0.95%
           9/30/99                 4.32%             1.77%                 0.72%                  0.92%
           8/31/99                 4.44%             1.58%                 0.68%                  0.79%
           7/31/99                 4.50%             1.51%                 0.82%                  0.71%
           6/30/99                 4.21%             1.83%                 0.67%                  0.67%
           5/31/99                 5.11%             1.70%                 0.68%                  0.58%
           4/30/99                 4.19%             1.28%                 0.53%                  0.52%
           03/31/99                4.41%             1.34%                 0.56%                  0.54%
           02/28/99                5.64%             1.79%                 0.58%                  0.45%
           01/31/99                5.45%             1.51%                 0.69%                  0.01%
           12/31/98                4.64%             1.30%                 0.01%                  0.01%

  8.  Historical Loss Experience With Respect to Contracts


                                                   ----------------------------------------------------------------------------
                                                   Collection      3 Collection       6 Collection Periods     Cumulative Since
                                                    Period       Periods Ending             Ending              Cut-off Date
                                                    April-00         April-00               April-00
                                                    ----------------------------------------------------------------------------

   a.    Number of Liquidated Contracts                  245              924                  1,635                  3,408
   b.    Number of Liquidated
         Contracts as a Percentage
         of Initial Contracts                          0.350%           1.320%                 2.336%                 4.870%
   c.    Required Payoff Amounts of
         Liquidated Contracts                      2,211,844        7,262,057             15,214,875             37,957,188
   d.    Liquidation Proceeds Allocated
         to Owner Trust                              632,305        1,337,995              2,271,599              3,885,267
   e.    Aggregate Current Realized
         Losses                                    1,579,539        5,924,062             12,943,276             34,071,921
   f.    Aggregate Current Realized
         Losses as a Percentage of
         Cut-off Date Contract Pool
         Principal Balance                             0.118%           0.441%                 0.964%                 2.537%

  II.   Information Regarding the Securities
       1.  Summary of Balance Information


       ------------------------------------------------------------------------------------------------------------------------
                                         Principal Balance as of Class Factor as of Principal Balance as of Class Factors as of
                Class        Coupon            May 15, 2000       May 15, 2000         April 17, 2000       April 17, 2000
                              Rate             Payment Date       Payment Date         Payment Date         Payment Date
       ------------------------------------------------------------------------------------------------------------------------
   a.    Class A-1 Notes    5.195000%         $          0            0.00000         $          0               0.00000
   b.    Class A-2 Notes    5.290000%         $          0            0.00000         $          0               0.00000
   c.    Class A-3 Notes    5.450000%         $349,617,567            0.74386         $372,180,927               0.79188
   d.    Class A-4 Notes    5.450000%         $201,430,384            1.00000         $201,430,384               1.00000
   e.    Class A-5 Notes    5.500000%         $ 73,007,522            0.59417         $ 75,396,046               0.61362
   f.    Class B Notes      5.660000%         $ 12,528,280            0.81126         $ 12,966,379               0.83964
   g.    Class C Notes      6.190000%         $ 41,398,064            0.81126         $ 42,845,655               0.83964
   h.    Class D Notes      7.210000%         $ 60,463,023            0.81127         $ 62,577,257               0.83964
   I.    Total                    N.A.        $738,444,840            0.54990         $767,396,648               0.57147


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $738,444,840 and the CCA Balance is $65,648,539.



2.  Monthly Principal Amount
    a.    Principal Balance of Notes and Equity Certificates
          (End of Prior Collection Period)                                                        $767,396,648
    b.    Contract Pool Principal Balance (End of Collection Period)                              $726,428,220
    c.    Monthly Principal Amount                                                                $ 40,968,428
3.  Gross Collections
    a.    Scheduled Payments Received                                                             $ 28,463,250
    b.    Liquidation Proceeds Allocated to Owner Trust                                           $    632,305
    c.    Required Payoff Amounts of Prepaid Contracts                                            $  2,546,444
    d.    Required Payoff Amounts of Purchased Contracts                                          $          -
    e.    Proceeds of Clean-up Call                                                               $          -
    f.    Investment Earnings on Collection Account and Note Distribution.                        $    126,375
    g.    Extension Fees Allocated to Owner Trust                                                 $          -
    h.    Total Gross Collections (sum of (a) through (g))                                        $ 31,768,374
4.  Determination of Available Funds
    a.    Total Gross Collections                                                                 $ 31,768,374
    b.    Withdrawal from Cash Collateral Account                                                 $  1,579,539
    c.    Total Available Funds                                                                   $ 33,347,913

5.  Application of Available Funds

    ----------------------------------------------------------------------------------------------------------------------
                  Item                                  Amount                                   Remaining Available Funds

    ----------------------------------------------------------------------------------------------------------------------
    a.    Total Available Funds                                                                   $ 33,347,913
    b.    Servicing Fee                              $    787,233                                 $ 32,560,680
    c.    Interest on Notes:
          i) Class A-1 Notes                         $          -                                 $ 32,560,680
          ii) Class A-2 Notes                        $          -                                 $ 32,560,680
          iii) Class A-3 Notes                       $  1,690,322                                 $ 30,870,358
          iv) Class A-4 Notes                        $    914,830                                 $ 29,955,529
          v) Class A-5 Notes                         $    345,565                                 $ 29,609,963
          vi) Class B Notes                          $     61,158                                 $ 29,548,805
          vii) Class C Notes                         $    221,012                                 $ 29,327,793
          viii) Class D Notes                        $    375,985                                 $ 28,951,808
    d.    Principal of Notes
          i) Class A-1 Notes                         $          -                                 $ 28,951,808
          ii) Class A-2 Notes                        $          -                                 $ 28,951,808
          iii) Class A-3 Notes                       $ 22,563,360                                 $  6,388,448
          iv) Class A-4 Notes                        $          -                                 $  6,388,448
          v) Class A-5 Notes                         $  2,388,524                                 $  3,999,924
          vi) Class B Notes                          $    438,099                                 $  3,561,825
          vii) Class C Notes                         $  1,447,590                                 $  2,114,235
          viii) Class D Notes                        $  2,114,235                                 $          -
    e.    Deposit to Cash
          Collateral Account                         $          -                                 $          -
    f.    Amount to be applied in
          accordance with CCA
          Loan Agreement                             $          -                                 $          -
    g.    Balance, if any, to Equity
          Certificates                               $          -                                 $          -

                                  Page 6 of 10

III. Information Regarding the Cash Collateral Account

  1.  Balance Reconciliation

      -------------------------------------------------------------------------------------------------
                                                                                        May 15, 2000

                                      Item                                              Payment Date
      -------------------------------------------------------------------------------------------------
      a.    Available Cash Collateral Amount (Beginning)                                67,228,078
      b.    Deposits to Cash Collateral Account                                                  -
      c.    Withdrawals from Cash Collateral Account                                     1,579,539
      d.    Releases of Cash Collateral Account Surplus                                          -
            (Excess, if any of (a) plus (b) minus (c) over (f))
      e.    Available Cash Collateral Amount (End)                                      65,648,539
            (Sum of (a) plus (b) minus (c) minus (d))
      f.    Requisite Cash Collateral Amount                                            71,946,948
      g.    Cash Collateral Account Shortfall                                            6,298,410
            (Excess, if any, of (f) over (e))
  2.        Calculation of Requisite Cash Collateral Amount
      a.    For Payment Dates from, and including, the
            January 1999 Payment Date  to,
            and including, the December 1999 Payment Date
            1) Initial Cash Collateral Amount                                           94,000,846
      b.    For Payment Dates from, and including, the
            January 2000 Payment Date until
             the Final Payment Date, the sum of
            1) 8.25% of the Contract Pool Principal Balance                             59,930,328
            2) The Aggregate Principal Balance of the Notes
             and the Equity Certificate Balance less the
             Contract Pool Principal Balance                                            12,016,620
            3) Total ((1) plus (2))                                                     71,946,948
      c.    Floor equal to the lesser of
             1) 1.25% of Cut-Off Date Contract Pool Principal
            Balance ($16,785,865); and                                                  16,785,865
            2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                                         738,444,840
      d.    Requisite Cash Collateral Amount                                            71,946,948
  3.        Calculation of Cash Collateral Account Withdrawals
      a.    Interest Shortfalls                                                                  -
      b.    Principal Deficiency Amount                                                  1,579,539
      c.    Principal Payable at Stated Maturity Date of
            Class of Notes or Equity Certificates                                                -
      d.    Total Cash Collateral Account Withdrawals                                    1,579,539

                           Page 7 of 10

IV. Information Regarding Distributions on Securities

  ---------------------------------------------------------------------------------------------------------------------------
           Distribution                       Class A-1               Class A-2             Class A-3            Class A-4
             Amounts                            Notes                   Notes                 Notes                Notes
  ---------------------------------------------------------------------------------------------------------------------------
      1. Interest Due                         $         --            $         --            $ 1,690,322         $   914,830
      2. Interest Paid                        $         --            $         --            $ 1,690,322         $   914,830
      3. Interest Shortfall                   $         --            $         --            $      --           $      --
      ((1) minus (2))

      4. Principal Paid                       $         --            $         --            $22,563,360         $      --
      5. Total Distribution Amount            $         --            $         --            $24,253,682         $   914,830
      ((2) plus (4))

     ------------------------------------------------------------------------------------------------------------------------
             Distribution                         Class A-5          Class B         Class C        Class D
               Amounts                              Notes             Notes           Notes          Notes         Totals
     ------------------------------------------------------------------------------------------------------------------------
         1. Interest Due                         $   345,565      $    61,158      $   221,012     $   375,985    $ 3,608,872
         2. Interest Paid                        $   345,565      $    61,158      $   221,012     $   375,985    $ 3,608,872
         3. Interest Shortfall                   $      --        $      --        $      --       $      --      $      --
         ((1) minus (2))

         4. Principal Paid                       $ 2,388,524      $   438,099      $ 1,447,590     $ 2,114,235    $28,951,808
         5. Total Distribution Amount            $ 2,734,089      $   499,257      $ 1,668,603     $ 2,490,220    $32,560,680
         ((2) plus (4))

                                  Page 8 of 10

V. Information Regarding Other Pool Characteristics

       ---------------------------------------------------------------------------------------------------------------
                                                                      As of End of                  As of End of
                      Item                                              April-00                      March-00
                                                                    Collection Period             Collection Period
       ---------------------------------------------------------------------------------------------------------------
   1.  Original Contract Characteristics
       a. Original Number of Contracts                                   69,983                         N.A.
       b. Cut-Off Date Contract Pool                                 $1,342,869,226                     N.A.
          Principal Balance
       c. Original Weighted Average                                       46.30                         N.A.
          Remaining Term
       d. Weighted Average                                                56.50                         N.A.
          Original Term
   2.  Current Contract Characteristics
       a. Number of Contracts                                            56,008                        56,910
       b. Average Contract                                               $12,970                       $13,280
          Principal Balance
       c. Weighted Average                                                33.7                          34.5
          Remaining Term


VI. Newcourt Equipment Trust Securities 1998-2 Prepayment Schedule


    -------------------------------------------------------------------------------------------------
    Payment Date                                                                     Since Issue
      Period                                                                             CPR
    -------------------------------------------------------------------------------------------------

    0                           December-98
    1                            January-99                                            1.060%
    2                              Feb-99                                              4.881%
    3                              Mar-99                                              9.207%
    4                             April-99                                             10.595%
    5                              May-99                                              10.294%
    6                              Jun-99                                              9.272%
    7                              Jul-99                                              9.814%
    8                              Aug-99                                              8.969%
    9                              Sep-99                                              8.813%
    10                             Oct-99                                              8.067%
    11                             Nov-99                                              7.852%
    12                             Dec-99                                              7.803%
    13                             Jan-00                                              7.484%
    14                              Feb-00                                             7.416%
    15                              Mar-00                                             7.402%
    16                              Apr-00                                             7.666%
    17                              May-00                                             7.357%



VII. Purchased, Liquidated and Paid Contracts

     A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.



                             Servicer's Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of December 1, 1998 (the "Transfer and Servicing Agreement"), among
    Newcourt Equipment Trust Securities 1998-2, Antigua Funding Corporation,
     The Bank of New York, as trustee under the Indenture, and AT&T Capital
           Corporation, in its individual capacity and as Servicer, DO
 HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to
    Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                 May 15, 2000 .

    This Certificate shall constitute the Servicer's Certificate as required by Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                                   Executive Vice President, and Treasurer